UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 7, 2009 (December 31, 2008)

WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 30, 2008, the Board of Directors of Wright Express Corporation (the “Board” and “Company,” respectively) approved the Company entering into amendments of the following compensation-related documents (the “Plans”):
•	Amended and Restated Wright Express Corporation 2005 Equity and Incentive Plan
•	Wright Express Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan
•	Amended and Restated Wright Express Corporation Executive Deferred Compensation Plan
•	Amended and Restated Wright Express Corporation Severance Pay Plan for Officers
          The Board has authorized amending the Plans for the purpose of complying with applicable provisions of Section 409A of the Internal Revenue Code and final regulations promulgated thereunder (“Section 409A”). In addition, the Company has adopted certain miscellaneous administrative amendments to each of the Plans. The amendments to the Documents were executed December 31, 2008 and are effective as of January 1, 2009.
     The Plans are filed with this Current Report on Form 8-K as Exhibits 10.1; 10.2; 10.3; and, 10.4 and are incorporated by reference. The filed documents are marked to show changes from the previously filed documents. The description in this Item 1.01 of the Plans is qualified in its entirety by reference to Exhibits 10.1; 10.2; 10.3; and, 10.4.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 31, 2008, the Company also entered into amendments of the following agreements:
•	Employment agreement with Michael Dubyak
•	Form of employment agreement with Melissa Smith and David Maxsimic
•	Form of employment agreement with Hilary Rapkin; Robert Cornett; and, Jamie Morin
     The reason for the amendments was to bring the employment agreements into compliance with Section 409A by clarifying the timing of payment of certain compensatory elements contained in the employment agreements and to implement certain other miscellaneous administrative amendments.
     The forms of employment agreements are filed with this Current Report on Form 8-K as Exhibits 10.5; 10.6; and, 10.7 and are incorporated by reference. The filed documents are marked to show changes from the previously filed documents. The description in this Item 5.02 of the employment agreements is qualified in its entirety by reference to Exhibits 10.5; 10.6; and, 10.7.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Wright Express Corporation 2005 Equity and Incentive Plan
10.2	Wright Express Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan
10.3	Amended and Restated Wright Express Corporation Executive Deferred Compensation Plan
10.4	Amended and Restated Wright Express Corporation Severance Pay Plan for Officers
10.5	Employment Agreement for Michael Dubyak
10.6	Form of Employment Agreement for David Maxsimic and Melissa Smith
10.7	Form of Employment Agreement for Robert Cornett, Hilary Rapkin and Jamie Morin

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: January 7, 2009	By:	/s/ Hilary A. Rapkin

Hilary A. Rapkin
Senior Vice President, General Counsel and Corporate Secretary

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated January 7, 2009

Exhibit No.	Description

10.1	Amended and Restated Wright Express Corporation 2005 Equity and Incentive Plan
10.2	Wright Express Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan
10.3	Amended and Restated Wright Express Corporation Executive Deferred Compensation Plan
10.4	Amended and Restated Wright Express Corporation Severance Pay Plan for Officers
10.5	Employment Agreement for Michael Dubyak
10.6	Form of Employment Agreement for David Maxsimic and Melissa Smith
10.7	Form of Employment Agreement for Robert Cornett, Hilary Rapkin and Jamie Morin